                                                                 EXHIBIT 10_8_10

                                                                  EXECUTION COPY

NINTH AMENDMENT, dated as of October 26, 1999 (this "Amendment"), to the Credit
                                                     ---------
Agreement, dated as of July 17, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TELECORP PCS, INC., a
                                 ----------------
corporation organized under the laws of the State of Delaware (the "Borrower"),
                                                                    --------
the several banks and other financial institutions and entities from time to time parties thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, as
                           -------
administrative agent (the "Administrative Agent") for the Lenders.
                           --------------------


          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

          WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.


          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.  Defined Terms.  Capitalized terms used and not defined herein
              --------------
shall have the meanings given to them in the Credit Agreement, as amended hereby.

          2.  Amendments to the Credit Agreement.
              -----------------------------------

          (a)  Section 1.01 of the Credit Agreement is hereby amended by:

          (i) deleting clause (c) of the definition of "Prepayment Event" and substituting the following therefor:

               "(c) the issuance by the Borrower or any Restricted Subsidiary of any equity securities, or the receipt by the Borrower or any Restricted Subsidiary of any capital contribution, other than, in the case of Borrower or any Restricted

          Subsidiary, any such issuance of equity securities to, or receipt of any such capital contribution from the Borrower or a Restricted Subsidiary; provided that none of the following shall constitute a
                      --------
          Prepayment Event (i) the initial $128,000,000 (or, if the Supplemental Closing (as defined in the Securities Purchase Agreement) occurs, the initial $133,000,000) contribution and commitment of capital to the Borrower pursuant to the Securities Purchase Agreement, (ii) the issuance of $39,900,000 of Common Stock and Preferred Stock to AW and $39,700,000 of Common Stock and Preferred Stock to certain of the Equity Participants in connection with the San Juan Acquisition, (iii) so long as no Default exists at the time thereof, the issuance of equity securities of the Borrower to the extent used as consideration for, or to finance, a substantially simultaneous acquisition otherwise made in accordance with the terms of this Agreement, (iv) the issuance by the Borrower of equity securities (x) in the Initial Public Offering or (y) at any time after an Initial Public Offering so long as a class of the Borrower's equity securities continues to be publicly held and (v) any issuance or receipt by the Borrower if, after giving effect to such issuance or receipt (x) Senior Leverage would be less than 5.00 to 1.00 and (y) the Borrower would be in Pro Forma Compliance; or"

          (ii) deleting the phrase "(d) and (e)" from clause (a) of the definition of "Prepayment Event" and substituting "(d), (e) and (f)" therefor.

         (iii) adding the following definitions in their appropriate alphabetical order:

               "'American Wireless Acquisition' means the purchase by the
                 -----------------------------
          Borrower or a Restricted Subsidiary from American Wireless, L.L.C. of 15 MHz to 20 MHz of C Block PCS Licenses for each of the Harrison, Arkansas and Jonesboro, Arkansas BTAs for approximately $702,000 in cash; provided, that such acquisition is consummated on terms and conditions satisfactory to the Administrative Agent.

               'Eldorado Communications Acquisition' means the purchase by the
                -----------------------------------
          Borrower or a Restricted Subsidiary from Eldorado Communications, L.L.C. of 10 MHz of C Block PCS Licenses for each of the Hot Springs, Arkansas and Fayettevile, Arkansas BTAs for approximately $1,020,000 in cash and in connection therewith the assumption of approximately $38,000 of FCC Debt; provided, that such acquisition is consummated on terms and conditions satisfactory to the Administrative Agent.

               'Gulf Telecomm Acquisition' means the purchase by the Borrower or
                -------------------------
          a Restricted Subsidiary from Gulf Telecomm, LLC (successor to Wireless 2000, Inc.) of 15 MHz of C Block PCS Licenses for the Lake Charles, Louisiana BTA for up to $1,000,000 in cash (or, at the Borrower's option, the same amount of stock) and in connection therewith the assumption of $2,345,000 of FCC Debt; provided, that such acquisition is consummated on terms and conditions satisfactory to the Administrative Agent.

               'Industar Acquisition' means the acquisition by the Borrower or a
                --------------------
          Restricted Subsidiary of substantially all the assets of Industar, Inc. d/b/a Industar Digital PCS ("Industar") for approximately $29,326,000 in cash and $3,000,000 of Class A Voting Common Stock (valued at the Public Offering Price if the Initial Public Offering has occurred or the Midpoint of the Range if the Initial Public Offering has not occurred) and, in connection therewith, the assumption of approximately $61,000,000 of FCC Debt and approximately $36,000,000 of other Indebtedness and microwave clearing obligations of Industar and its subsidiaries; provided, that such acquisition is consummated on terms and conditions satisfactory to the Administrative Agent; and provided further, that the total amount of consideration
                     -------- -------
          may be increased up to $140,000,000, and the portions thereof consisting of cash, stock and assumed Indebtedness may differ from those described above.

               'Industar Loan' means a loan made by the Borrower or a Restricted
                -------------
          Subsidiary to Industar or
          one of its subsidiaries after the execution of definitive documentation with respect to the Industar Acquisition in an aggregate principal amount not to exceed $5,000,000;

               'Initial Public Offering' means an offering of the Class A Voting
                -----------------------
          Common Stock of the Borrower to the public that is registered under the Securities Act of 1933 and from which the Borrower receives gross proceeds of at least $75,000,000.

               'Midpoint of the Range' means the midpoint of the range set forth
                ---------------------
          in the offering memorandum for the Initial Public Offering or of the range under discussion with the underwriters if the Initial Public Offering has not occurred.

               'Public Offering Price' means the price at which the Class A
                ---------------------
          Voting Common Stock of the Borrower is sold to the public in the Initial Public Offering."

          (iv) deleting the definition of "LMDS Merger" and substituting the following therefor:

               "'LMDS Merger' means the merger of TeleCorp LMDS, Inc. into THC
                 -----------
     or another Restricted Subsidiary or the acquisition by the Borrower or a Restricted Subsidiary of all of the Capital Stock of TeleCorp LMDS, Inc., and in connection therewith the issuance of up to $20 million of Common Stock (valued at the Public Offering Price if the Initial Public Offering has occurred and at the Midpoint of the Range if it has not) or Preferred Stock (valued at the price of the Common Stock into which it may be converted) to the existing shareholders of TeleCorp LMDS Inc. and the acquisition by THC or another Restricted Subsidiary of 1150 MHz of Block A or 150 MHz of Block B Licenses for the markets set forth in Part E of
     Schedule 3.14 hereto; provided, that such acquisition is consummated on terms and conditions satisfactory to the Administrative Agent."

          (v) deleting the definition of Contributed Equity and substituting the following therefor:

               "'Contributed Equity' means at any time or for any period, (x)
                 ------------------
          the sum (without duplication) of (a) $100,084,120, the agreed value of the AW Licenses set forth on Schedule I to the Securities Purchase Agreement, (b) cash proceeds from sales by the Borrower of Common Stock and Preferred Stock less any payments made by the Borrower or any Subsidiary with respect to Common Stock or Preferred Stock (other than payments of additional Common Stock or Preferred Stock), (c) cash proceeds from the sale to Lucent of the Series A Bonds (less any payments made by the Borrower or any Subsidiary with respect to the Series A Bonds (other than payments of additional Series A Bonds)),
          (d) after consummation of the San Juan Acquisition, $39,900,000, representing the agreed value of the stock of the Borrower acquired by AW in connection with the San Juan Acquisition, (e) $7,347,750, the agreed value of the equity interests in THC contributed to the Borrower on the Closing Date pursuant to the Securities Purchase Agreement, (f) after consummation of the THC San Diego Merger, $4,800,000, representing the agreed value of the stock issued to the existing shareholders of THC San Diego in connection with the THC San Diego Merger, (g) after consummation of the Mercury Acquisition, $2,332,645, representing the agreed value of the stock issued to Mercury PCS in connection with the Mercury Acquisition, (h) after consummation of the Wireless 2000 Acquisition, $880,000, representing the agreed value of the stock issued to Wireless 2000, Inc. in connection with the Wireless 2000 Acquisition, (i) after consummation of the LMDS Merger, the fair value of the stock issued by the Borrower in connection therewith (valuing the Common Stock at the Public Offering Price if the Initial Public Offering has occurred and at the Midpoint of the Range if it has not, and valuing Preferred Stock at the value of the Common Stock into which it may be converted), representing the agreed value of the stock of the Borrower issued to the former shareholders of Telecorp LMDS, Inc. in connection with the LMDS Merger, (j) after consummation of the Industar Acquisition, $3,000,000, representing the agreed value of the stock issued to the former shareholders of Industar, (k) after consummation of the Gulf

          Telecomm Acquisition, the fair value (not to exceed $1,000,000) of the stock issued by the Borrower in connection therewith (valued at the Public Offering Price if the Initial Public Offering has occurred and at the Midpoint of the Range if it has not), representing the agreed value of the stock of the Borrower issued in connection therewith and
          (l) the fair market value as reasonably determined by the Administrative Agent of any other assets contributed to the Borrower in exchange for Capital Stock of the Borrower minus (y) any amounts (including the fair market value of any transferred assets, as reasonably determined by the Administrative Agent) invested by the Borrower or any Restricted Subsidiary in an Unrestricted Subsidiary."

          (b)  Section 6.01(a) of the Credit Agreement is hereby amended by:

          (i) deleting "350,000,000" from clause (ii) thereof and substituting "375,000,000" therefor;

          (ii) deleting clauses (viii) and (ix) thereof and substituting the following therefor:

               "(viii) FCC Debt assumed in connection with (a) the THC San Diego Merger in the amount of $8,200,000, (b) the Mercury Acquisition in the amount of $4,100,000, (c) the Wireless 2000 Acquisition in the amount of $7,449,191, (d) the Industar Acquisition in an aggregate principal amount of approximately $61,000,000, (e) the Eldorado Acquisition in an aggregate principal amount of approximately $38,000 and (f) the Gulf Telecomm Acquisition in an aggregate principal amount of approximately $2,345,000.

               (ix) existing Indebtedness (other than FCC Debt) of Industar and its subsidiaries assumed in connection with the Industar Acquisition and not created in contemplation thereof in an aggregate principal amount not to exceed $36,000,000.

               (x) Indebtedness other than Indebtedness permitted by clause
          (viii) or clause (ix) of any Restricted Subsidiary acquired after the date hereof; provided that (A) such Indebtedness exists at the time such Restricted Subsidiary is acquired and is not created in contemplation of or in connection with such acquisition and (B) the aggregate Indebtedness acquired in connection with all such acquisitions does not exceed $20,000,000 at any time outstanding and
          (C) the aggregate Indebtedness acquired which is not FCC Debt does not exceed $5,000,000."

and sequentially relettering the subsequent clauses in Section 6.01(a).

          (c) Section 6.02 is hereby amended by inserting after clause (vi) thereof the following:

          "(vii) Liens in favor of the FCC on Licenses securing FCC Debt incurred in connection with the acquisition of such Licenses."

          (d) Section 6.03 of the Credit Agreement is hereby amended by deleting therefrom the following:

          "the Net Proceeds of which are used to prepay Loans pursuant to
     Section 2.09 (it being understood that, in calculating Net Proceeds, lease and other related payments arising in connection with any such sale and lease-back transaction shall not be deducted from the proceeds received from the sale of any tower or towers that are the subject of such sale and lease-back transaction)"

and substituting therefor the following:

          "for gross proceeds not exceeding $70,000,000 in the aggregate".

          (e) Section 6.05 of the Credit Agreement is hereby amended by inserting after clause (k) thereof the following:

         "(l) the American Wireless Acquisition;

          (m) the Eldorado Communications Acquisition;

          (n) the Gulf Telecomm Acquisition;

          (o) the Industar Acquisition;

          (p) the Industar Loan;"

and sequentially relettering the remaining clauses in Section 6.05.

          (f) Section 6.06 is hereby amended by inserting the following before the "." at the end of clause (e) thereof:

          "; and (f) sales of towers in connection with sale and lease-back transactions permitted by this Agreement."

          (g) Section 6.08(b) of the Credit Agreement is hereby amended by inserting the following before "." at the end of clause (vii) thereof:

          "; and (viii) prepayments of Indebtedness (other than FCC Debt) assumed in connection with the Industar Acquisition."

          (h) Section 6.12(l) is hereby deleted in its entirety and the following substituted therefor:

          "(l)  Capital Expenditures.  (1)  The Borrower will not permit Capital
                ---------------------
     Expenditures of the Borrower and its Restricted Subsidiaries for any period set forth below that ends prior to the consummation of the Industar Acquisition to exceed the sum set forth opposite such period:



                  Period                       Amount
                  ------                       ------

     Date of formation through              $320,000,000
     December 31, 1998
     January 1, 1999 - December 31, 1999    $180,000,000
     January 1, 2000 - December 31, 2000    $250,000,000
     January 1, 2001 - December 31, 2001    $115,000,000
     January 1, 2002 - December 31, 2002    $ 70,000,000
     January 1, 2003 and thereafter         $ 50,000,000


     ; provided that any permitted amount which is not expended in any of the
       --------
     periods specified above may be carried over for expenditure in the immediately subsequent period; and

          (2) The Borrower will not permit Capital Expenditures of the Borrower and its Restricted Subsidiaries for any period set forth below that ends subsequent to the consummation of the Industar Acquisition to exceed the sum set forth opposite such period:


                  Period                       Amount
                  ------                       ------

     Date of formation through              $   320,000,000
     December 31, 1998
     January 1, 1999 - December 31, 1999    $   210,000,000/1/
     January 1, 2000 - December 31, 2000    $   275,000,000
     January 1, 2001 - December 31, 2001    $   125,000,000
     January 1, 2002 - December 31, 2002    $    75,000,000
     January 1, 2003 and thereafter         $    50,000,000


     ; provided that any permitted amount which is not expended in any of the
       --------
     periods specified above may be carried over for expenditure in the immediately subsequent period.

          3.  No Other Amendments; Confirmation.  Except as expressly amended,
              ----------------------------------
waived, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          4.  Representations and Warranties.  The Borrower hereby represents
              -------------------------------
and warrants to the Administrative Agent and the Lenders as of the date hereof:

          (a) No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject only to the operation of the Bankruptcy Code and other similar statutes for the benefit of debtors generally and to the application of general equitable principles.

- ----------------------
  /1/ This amount includes approximately $30,000,000 of the Industar acquisition price treated as a capital expenditure.

          (c) All representations and warranties of the Borrower contained in the Credit Agreement (other than representations or warranties expressly made only on and as of the Effective Date) are true and correct as of the date hereof.

          5.  Effectiveness.  This Amendment shall become effective only upon
              --------------
the satisfaction in full of the following conditions precedent:

          (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower, and the Required Lenders;

          (b) The Administrative Agent shall have received such opinions and certificates from the Borrower and its counsel as it may reasonably request in form reasonably satisfactory to its counsel; and

          (c) The Borrower shall have paid to the Administrative Agent on behalf of each Lender (other than Lucent Technologies, Inc.) that duly executes and delivers a counterpart hereof on or prior to October 26, 1999 a fee equal to 0.15 percent of the aggregate amount of the outstanding Loans and Commitments of such Lender under the Credit Agreement.

          6.  Expenses.  The Borrower agrees to reimburse the Administrative
              ---------
Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

          7.  Governing Law; Counterparts.  (a) This Amendment and the rights
              ----------------------------
and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                TELECORP PCS, INC.,

                                   by   /s/ Thomas H. Sullivan
                                        -------------------------------------
                                        Name:  Thomas H. Sullivan
                                        Title: Executive Vice President





                                THE CHASE MANHATTAN BANK,

                                   by   /s/ William E. Rottino
                                        -------------------------------------
                                        Name:  William E. Rottino
                                        Title: Vice President


                                THE BANK OF NEW YORK,


                                   by   /s/ Gerry Granovsky
                                        -------------------------------------
                                        Name:  Gerry Granovsky
                                        Title: Vice President




                                BANK OF TOKYO-MITSUBISHI TRUST COMPANY,


                                   by   /s/ Michael Deadder
                                        -------------------------------------
                                        Name:  Michael Deadder
                                        Title: Vice President




                                BANKBOSTON, N.A.,


                                   by   /s/ Michael A. Ashton
                                        -------------------------------------
                                        Name:  Michael A. Ashton
                                        Title: Vice President




                                BANKERS TRUST COMPANY,


                                   by   /s/ Gregory Shefrin
                                        -------------------------------------
                                        Name:  Gregory Shefrin
                                        Title: Principal




                                CANADIAN IMPERIAL BANK OF COMMERCE,
                                by CIBC Oppenheimer Corp., as Agent,


                                   by   /s/ Laura Hom
                                        -------------------------------------
                                        Name:  Laura Hom
                                        Title: Executive Director CIBC World
                                               Market As Agent




                                CAPTIVA III FINANCE, LTD., as advised by
                                Pacific Investment Management Company,

                                   by
                                        -------------------------------------
                                        Name:
                                        Title:




                                THE CIT GROUP/EQUIPMENT FINANCING, INC.,


                                   by   /s/ J.E. Palmer
                                        -------------------------------------
                                        Name:  J.E. Palmer
                                        Title: Assistant Vice President




                                DEBT STRATEGIES FUND, INC.,

                                   by
                                        -------------------------------------
                                        Name:
                                        Title:




                                DELANO COMPANY, by Pacific Investment
                                Management Company as its Investment Advisor,

                                   by
                                        -------------------------------------
                                        Name:
                                        Title:




                                FLEET NATIONAL BANK,


                                   by
                                        -------------------------------------
                                        Name:
                                        Title:




                                FRANKLIN FLOATING RATE TRUST,

                                   by
                                        -------------------------------------
                                        Name:
                                        Title:




                                GENERAL ELECTRIC CAPITAL CORPORATION


                                   by
                                        -------------------------------------
                                        Name:
                                        Title:




                                KZH APPALOOSA LLC,


                                   by
                                        -------------------------------------
                                        Name:
                                        Title:



                                KZH IV LLC,

                                   by
                                        -------------------------------------
                                        Name:
                                        Title:




                                KZH PAMCO LLC,


                                   by
                                        -------------------------------------
                                        Name:
                                        Title:




                                LEHMAN COMMERCIAL PAPER INC.,


                                   by
                                        -------------------------------------
                                        Name:
                                        Title:




                                MERRILL LYNCH ASSET MANAGEMENT,

                                   by
                                        -------------------------------------
                                        Name:
                                        Title:




                                MERRILL LYNCH PRIME RATE PORTFOLIO, INC.,

                                   by
                                        -------------------------------------
                                        Name:
                                        Title:




                                MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.,

                                   by
                                        -------------------------------------
                                        Name:
                                        Title:




                                MORGAN GUARANTY TRUST COMPANY OF NEW YORK,


                                   by   /s/ John Kowalczuk
                                        -------------------------------------
                                        Name:  John Kowalczuk
                                        Title: Vice President




                                MOUNTAIN CLO TRUST,

                                   by
                                        -------------------------------------
                                        Name:
                                        Title:




                                PAMCO CAYMAN LTD., by Highland Capital
                                Management, L.P., as Collateral Manager,


                                   by
                                        -------------------------------------
                                        Name:
                                        Title:




                                SENIOR HIGH INCOME PORTFOLIO, INC.,

                                   by
                                        -------------------------------------
                                        Name:
                                        Title:




                                SYNDICATED LOAN FUNDING TRUST, by Lehman
                                Commercial Paper Inc., not in its individual capacity but soley as Asset Manager,


                                   by   /s/ Michele Swanson
                                        -------------------------------------
                                        Name:  Michele Swanson
                                        Title: Authorized Signatory




                                TORONTO DOMINION [TEXAS], INC.,


                                   by   /s/ Lynn Chasin
                                        -------------------------------------
                                        Name:  Lynn Chasin
                                        Title: Vice President




                                VAN KAMPEN PRIME RATE INCOME TRUST,


                                   by   /s/ Darvin D. Pierce
                                        -------------------------------------
                                        Name:  Darvin D. Pierce
                                        Title: Vice President




                                VAN KAMPEN SENIOR FLOATING RATE FUND,


                                   by   /s/ Darvin D. Pierce
                                        -------------------------------------
                                        Name:  Darvin D. Pierce
                                        Title: Vice President




                                VAN KAMPEN SENIOR INCOME TRUST,


                                   by   /s/ Darvin D. Pierce
                                        -------------------------------------
                                        Name:  Darvin D. Pierce
                                        Title: Vice President


                                SENIOR DEBT PORTFOLIO, by Boston Management and Research, as Investment Advisor


                                   by
                                        -------------------------------------
                                        Name:
                                        Title:




                                ALLFIRST BANK,


                                   by   /s/ W. Blake Hampson
                                        -------------------------------------
                                        Name:  W. Blake Hampson
                                        Title: Vice President


                                BANK OF TOKYO-MITSUBISHI TRUST CO.,


                                   by
                                        -------------------------------------
                                        Name:
                                        Title:


                                BANKERS TRUST COMPANY/DEUTSCHE BANK,


                                   by
                                        -------------------------------------
                                        Name:
                                        Title:


                                CAPTIVA III FINANCE, LTD.,


                                   by
                                        -------------------------------------
                                        Name:
                                        Title:


                                CAPTIVA IV FINANCE LTD.,


                                   by
                                        -------------------------------------
                                        Name:
                                        Title:


                                DELANO COMPANY,


                                   by
                                        -------------------------------------
                                        Name:
                                        Title:


                                FRANKLIN FLOATING RATE TRUST,


                                   by
                                        -------------------------------------
                                        Name:
                                        Title:


                                KZH APPALOOSA LLC,


                                   by
                                        -------------------------------------
                                        Name:
                                        Title:


                                KZH IV LLC,


                                   by
                                        -------------------------------------
                                        Name:
                                        Title:


                                KZH PAMCO LLC,


                                   by
                                        -------------------------------------
                                        Name:
                                        Title:


                                ML DEBT STRATEGIES FUND, INC.,


                                   by   /s/ Gilles Marchand, CFA
                                        -------------------------------------
                                        Name:  Gilles Marchand, CFA
                                        Title: Authorized Person


                                MERRILL LYNCH DEBT,


                                   by
                                        -------------------------------------
                                        Name:
                                        Title:


                                MERRILL LYNCH DEBT STRATEGIES PORT.,


                                   by   /s/ Gilles Marchand, CFA
                                        -------------------------------------
                                        Name:  Gilles Marchand, CFA
                                        Title: Authorized Signatory


                                MERRILL LYNCH PRIME RATE PORTFOLIO,


                                   by   /s/ Gilles Marchand, CFA
                                        -------------------------------------
                                        Name:  Gilles Marchand, CFA
                                        Title: Authorized Person


                                MERRILL LYNCH SENIOR FLOATING RATE FUND,


                                   by   /s/ Gilles Marchand, CFA
                                        -------------------------------------
                                        Name:  Gilles Marchand, CFA
                                        Title: Authorized Person


                                MOUNTAIN CAPITAL CLO I, LTD.,


                                   by   /s/ Darren P. Riley
                                        -------------------------------------
                                        Name:  Darren P. Riley
                                        Title: Director


                                OCTAGON INVESTMENT PARTNERS II, LLC,


                                   by   /s/ Andrew D. Gordon
                                        -------------------------------------
                                        Name:  Andrew D. Gordon
                                        Title: Portfolio Manager


                                SENIOR DEBT PORTFOLIO,


                                   by   /s/ Scott H. Page
                                        -------------------------------------
                                        Name:  Scott H. Page
                                        Title: Vice President


                                SENIOR HIGH INCOME PORTFOLIO, INC.,


                                   by   /s/ Gilles
                                        -------------------------------------
                                        Name:
                                        Title:


                                SYNDICATED LOAN FUNDINGTRUST,


                                   by
                                        -------------------------------------
                                        Name:
                                        Title:


                                TORONTO DOMINION (TEXAS), INC.,


                                   by
                                        -------------------------------------
                                        Name:
                                        Title:


                                VAN KAMPEN PRIME RATE INCOME TRUST,


                                   by
                                        -------------------------------------
                                        Name:
                                        Title:


                                VAN KAMPEN SENIOR FLOATING RATE FUND,


                                   by
                                        -------------------------------------
                                        Name:
                                        Title: